                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.___)


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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                              deCODE genetics, Inc.
--------------------------------------------------------------------------------
                 Name of Registrant as Specified in Its Charter

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


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        (1)    Title of each class of securities to which transaction applies:

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        (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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
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[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                             deCODE GENETICS, INC.
                                  STURLUGATA 8
                           IS-101 REYKJAVIK, ICELAND
                                                                   July 29, 2002

To the stockholders of deCODE genetics, Inc.:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of deCODE genetics, Inc., a Delaware corporation, to be held at the Bay Colony Conference Center, 1100 Winter Street, Suite 1000, Center Entrance, 1st Floor, Waltham, Massachusetts on August 30, 2002 at 9:00 a.m., Eastern Daylight Savings time. We have enclosed a (i) Notice of Annual Meeting, (ii) Proxy Statement, and
(iii) proxy card. We have also enclosed our 2001 Annual Report and a return envelope for your proxy.

     At the Annual Meeting you will be asked to elect one director to the Board of Directors, ratify the selection of PricewaterhouseCoopers LLP as our independent accountants, approve an amendment to our Amended and Restated Certificate of Incorporation and approve our 2002 Equity Incentive Plan. Your vote is important. We urge you to complete, sign and date the enclosed proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may vote in person, even if you previously returned your proxy.

     We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          KARI STEFANSSON
                                          Chairman, Chief Executive Officer
                                          and President
                             deCODE GENETICS, INC.
                                  STURLUGATA 8
                           IS-101 REYKJAVIK, ICELAND
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 30, 2002

     The 2002 Annual Meeting of Stockholders of deCODE genetics, Inc. will be held at the Bay Colony Conference Center, 1100 Winter Street, Suite 1000, Center Entrance, 1st Floor, Waltham, Massachusetts on August 30, 2002 at 9:00 a.m., Eastern Daylight Savings time, for the following purposes:

          (1) To elect one Class I director to hold office for a term of three years and until his successor has been duly elected and qualifies;

          (2) To ratify the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2002;

          (3) To consider and vote upon a proposal to approve the amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 100,000,000.

          (4) To consider and vote upon a proposal to approve the deCODE genetics, Inc. 2002 Equity Incentive Plan; and

          (5) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 24, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal.

     ALL STOCKHOLDERS ARE ASKED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN ICELAND OR THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          KARI STEFANSSON
                                          Chairman, Chief Executive Officer
                                          and President

July 29, 2002
                             deCODE GENETICS, INC.
                                  STURLUGATA 8
                           IS-101 REYKJAVIK, ICELAND
                            ------------------------

                       PROXY STATEMENT FOR ANNUAL MEETING
                            ------------------------

GENERAL INFORMATION

     This Proxy Statement is furnished by the Board of Directors of deCODE genetics, Inc., a Delaware corporation, in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders to be held at the Bay Colony Conference Center, 1100 Winter Street, Suite 1000, Center Entrance, 1st Floor, Waltham, Massachusetts on August 30, 2002 at 9:00 a.m., Eastern Daylight Savings time, and at any adjournment thereof. This Proxy Statement and the accompanying Annual Report, Notice of Annual Meeting and proxy card are being mailed to stockholders on or about July 29, 2002. Our principal executive offices are located at Sturlugata 8, IS-101 Reykjavik, Iceland.

STOCKHOLDERS ENTITLED TO VOTE

     Only stockholders of record at the close of business on the record date, July 24, 2002, will be entitled to vote at the Annual Meeting and at all adjournments thereof.

     On July 24, 2002, there were outstanding and entitled to vote shares of our common stock, $0.001 par value per share. Each outstanding share of our common stock is entitled to one vote on each matter to be voted upon.

     In order to carry on the business of the Annual Meeting, we must have a quorum. This means the holders of at least a majority of our common stock must be represented at the Annual Meeting, either by proxy or in person. Votes that are withheld, abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

     Directors are elected by a plurality vote. The proposed amendment to our certificate of incorporation must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock. All other actions proposed herein may be taken upon the affirmative vote of the majority of shares of common stock represented at the Annual Meeting either by proxy or in person, provided a quorum is present in person or by proxy. Only votes cast "for" a matter will constitute affirmatives votes. Votes withheld or abstentions, because they are not cast "for" a particular proposal, will have the same effect as negative votes or votes cast "against" such proposal. Proxies submitted by brokers that do not indicate a vote for some of the proposals because such brokers do not have discretionary voting authority on those proposals and have not received instructions from their customers on those proposals (i.e., broker non-votes) are not considered to be shares present for the purpose of calculating the vote on such proposals and will not affect the outcome of such proposals. Votes cast, either in person or by proxy, will be tabulated by The Bank of New York, our transfer agent.

HOW TO VOTE

     Our Board of Directors is asking for your proxy. Giving us your proxy by properly signing and returning the accompanying proxy card means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote from our director nominee. You may also vote for or against the other proposals, or abstain from voting. We will vote as you direct.

     If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted at the Annual Meeting in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (a) "FOR" the election of the Class I director nominee; (b) "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2002; (c) "FOR" the proposal to approve the amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 60,000,000 to 100,000,000 shares; (d) "FOR" the proposal to approve the deCODE genetics, Inc. 2002 Equity Incentive Plan; and (e) in connection with the transaction of such other business as may properly be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the proxy. If the director nominee is unable to serve or for good cause will not serve, an event that we do not anticipate, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board of Directors or the Board of Directors may determine to reduce the size of the Board of Directors.

     You may receive more than one proxy depending on how you hold your shares. Shares registered in your name are covered by one card. However, if you hold shares through someone else, such a stockbroker, you may receive material from them asking how you want to vote. Each such proxy card should be signed and returned to assure that all of your shares are voted.

CHANGING YOUR VOTE

     You may revoke your proxy at any time before it is voted by (i) giving notice of revocation in writing to the Secretary of deCODE, (ii) duly executing and delivering to the Secretary of deCODE a proxy bearing a later date, or (ii) voting in person at the Annual Meeting. However, your mere presence at the Annual Meeting does not revoke the proxy.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS

     Stockholders deciding to submit proposals for inclusion in our proxy statement and form of proxy relating to the 2003 Annual Meeting of Stockholders must advise the Secretary of deCODE of such proposals in writing by March 31, 2003. Any stockholder intending to propose a matter at the 2003 Annual Meeting of Stockholders, but not intending for deCODE to include the matter in its proxy statement or form of proxy relating to such Annual Meeting, must advise the Secretary of deCODE of such intention in writing by June 14, 2003. If deCODE does not receive such notice by that date, the notice will be considered untimely. Our proxy for the 2003 Annual Meeting of Stockholders will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any matter of which deCODE does not receive timely notice.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, one Class I director is to be elected to hold office for a three year term, until his successor has been elected and qualifies. The nominee for election to the Board of Directors is Sir John Vane. His biography appears below.

     Our certificate of incorporation requires that the Board of Directors be divided into three classes. The members of each class of directors are to serve for staggered three-year terms. Class I consists of Sir John Vane, whose term will expire at the Annual Meeting. Class II consists of Jean-Francois Formela and Andre Lamotte, whose terms will expire at the Annual Meeting of Stockholders in 2003. Class III consists of Kari Stefansson and Terrance McGuire, whose terms will expire at the Annual Meeting of Stockholders in 2004. Each of the current directors holds office until the expiration of their respective terms and until their respective successors are elected and qualify, or until death, resignation or removal.

     The affirmative vote of the holders of a plurality of the shares of common stock voted in person or by proxy at the Annual Meeting is required for the election of a director. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominee. If the nominee becomes unable or unwilling to serve, an event that we do not anticipate, (i) the shares represented by the proxies will be voted for a substitute nominee designated by the Board of Directors or (ii) the Board of Directors may determine to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why the nominee may not be able to serve as director if elected, and the nominee has consented to being named in this Proxy Statement.

     The name and age of each of our current directors, including the nominee, as well as their respective positions and the period during which each such individual has served as a director are set forth below. Additional biographical information concerning each of the directors follows the table.

DIRECTOR NAME                           AGE                 POSITION(S)                  SINCE
-------------                           ---                 -----------                  -----
Kari Stefansson(1)....................  53     Director, Chairman of the Board, Chief    1996
                                               Executive Officer and President
Terrance G. McGuire(1)(2)(3)..........  46     Director and Vice-Chairman                1996
Jean-Francois Formela(2)(3)...........  45     Director                                  1996
Andre Lamotte.........................  53     Director                                  1996
Sir John Vane*(2).....................  74     Director                                  1997

---------------
 *  Director Nominee

(1) Member of Nominating Committee

(2) Member of Audit Committee

(3) Member of Compensation Committee

     Kari Stefansson, M.D., Dr. Med. has served as our President, Chief Executive Officer and a Director since he co-founded deCODE in August 1996. Dr. Stefansson was appointed to serve as the Chairman of our Board of Directors in December 1999. He also served as our Secretary from August 1996 to March 2001. From 1993 until April 1997, Dr. Stefansson was a professor of Neurology, Neuropathology and Neuroscience at Harvard University. In addition, from 1993 through December 1996 he was Director of Neuropathology at Beth Israel Hospital in Boston, Massachusetts. From 1983 to 1993, he held faculty positions in Neurology, Neuropathology and Neurosciences at the University of Chicago. Dr. Stefansson received his M.D. and Dr. Med. from the University of Iceland in 1976 and 1986, respectively.

     Terrance G. McGuire has served as a director since August 1996 and as Vice-Chairman of the Board of Directors since April 2000. He currently serves as Chairman of three board committees: the Compensation Committee, the Audit Committee and the Nominating Committee. He previously served as our assistant secretary from January 1998 to October 2000. Since March 1996, he has been a Founding General Partner of Polaris Venture Partners. Since 1992, he has served as a general partner of Alta V Management Partners L.P., which is the general partner of Alta V Limited Partnership. He is a director of Akamai Technologies, Inc., Aspect Medical Systems, Inc., Inspire Pharmaceuticals, Inc., Wrenchead.com, Inc., Paradigm Genetics, Inc. and several other private healthcare and information technology companies. Mr. McGuire received his B.S. in Physics and Economics from Hobart College, his M.S. in Engineering from Dartmouth College and his M.B.A. from the Harvard Business School.

     Jean-Francois Formela, M.D. has served as a director since August 1996, and as a member of our Audit Committee since February 1998. Dr. Formela is a Senior Principal of Atlas Venture. Before joining Atlas Venture in 1993, Dr. Formela was Senior Director, Medical Marketing and Scientific Affairs at Schering-Plough in the U.S. where he also held biotechnology licensing and marketing responsibilities. Dr. Formela is a director of Exelixis, Inc., Variagenics, Inc. and several private companies. Dr. Formela holds an M.D. from Paris University School of Medicine and an M.B.A. from Columbia Business School.

     Andre Lamotte has served as a director since August 1996. In 1989, Dr. Lamotte founded Medical Science Partners, or MSP, which specializes in early stage life sciences investments, in affiliation with Harvard University, and has served as the Managing General Partner since then. Before founding MSP, Dr. Lamotte served as a General Manager at Pasteur Merieux from April 1983 to April 1988. He also currently serves as the Managing General Partner of Medical Science Partners II, L.P. and Medical Science II Co-Investment, L.P. and is the General Partner of New Medical Technologies. Dr. Lamotte is a director of Ascent Pediatrics,

Inc. and Inspire Pharmaceuticals, Inc. Dr. Lamotte holds a Ph.D. in chemistry from the Massachusetts Institute of Technology and an M.B.A. from Harvard University.

     Sir John Vane has served as a director since January 1997. In 1982, Sir John received the Nobel Prize in Physiology or Medicine for his work in prostaglandins and for discovering the mode of action of aspirin. As a consultant to Squibb, he initiated the program on inhibiting angiotensin-converting enzyme which led to the marketing of Captopril. During 12 years as Director of Research and Development at the Welcome Foundation, he oversaw the development of Tracrium, Flolan, Zovirax and Lamictal. In 1986, he founded the William Harvey Research Institute and built the Institute to over 100 members, first as Chairman, then as Director General, and, since 1997, as Honorary President. Sir John graduated with a degree in Chemistry from Birmingham University, obtained a D.Phil and D.Sc in Pharmacology from Oxford University, and spent 20 years in academic research. Sir John acts as a consultant to, and board member of, several pharmaceutical and biopharmaceutical companies. Sir John also has served as a director of Vane Associates since 1997. He became a Fellow of the Royal Society in 1974, was knighted in 1984 and has received numerous other honorary fellowships and doctorates.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE ELECTION OF THE ABOVE NAMED NOMINEE TO SERVE AS A CLASS I DIRECTOR.

DIRECTOR COMPENSATION

     Except as set forth below, our directors do not receive cash compensation for services on our Board of Directors or any board committee. We do, however, reimburse all directors for their expenses incurred in connection with their attendance at board and committee meetings.

     Pursuant to the terms of an agreement dated December 1, 1997 between deCODE and Vane Associates (of which Sir John is a partner), Vane Associates receives $2,000 per day for each board meeting that Sir John attends. We have agreed to amend this agreement such that, commencing upon Sir John's re-election to the Board, Vane Associates will receive (i) $12,000 for each year Sir John serves as a director, and (ii) $3,000 for each day Sir John provides services to deCODE. In addition, we have agreed to grant Sir John an option to purchase 60,000 shares of our common stock. The option will vest in equal annual installments over three years and have an exercise price equal to the closing price of deCODE's common stock on the date of grant.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     During the year ended December 31, 2001, the Board of Directors held eight meetings. Each incumbent director, except Mr. Lamotte and Sir John, attended at least 75% of the aggregate of (1) the total number of the meetings of the Board of Directors (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of the Board of Directors on which he served during the year ended December 31, 2001. The Board of Directors maintains three committees: the Audit Committee, the Compensation Committee and the Nominating Committee.

     The Audit Committee, which reviews the results and scope of our annual audit and the services provided by our independent accountants, is comprised of Mr. McGuire, Dr. Formela and Sir John. Dr. Formela and Sir John are "independent" as defined by the rules under the listing standards of the Nasdaq Stock Market. Under Nasdaq rules defining an independent director, Mr. McGuire's service as assistant secretary of deCODE from January 1998 through October 2000 may cause him to be considered to be not independent. Nasdaq rules provide that one director who is not independent and not a current employee of deCODE may be appointed to the Audit Committee if (i) the Board of Directors determines that his membership on the Audit Committee is required by the best interests of deCODE and its stockholders, and (ii) the nature of the relationship which causes him to be not independent and the reasons for the Board of Directors' determination are disclosed in this Proxy Statement.

     The Board of Directors has determined that since Mr. McGuire's position as assistant secretary ceased in October 2000, and, due to his training in economics and physics (B.S.), engineering (M.S.) and business

(M.B.A.), his past employment and management experience in the biotechnology, private healthcare, information technology and venture capital industries, including his service as director of several public and private companies, that his knowledge of business and experience in matters relevant to the functions of our Audit Committee is of such unique value that it will be in our best interests and the best interests of our stockholders to retain Mr. McGuire as a member of the Audit Committee and thereby obtain the benefit of his expertise. The Audit Committee held four meetings in 2001.

     The Compensation Committee, which makes recommendations to the Board of Directors with respect to our general and specific compensation policies and practices and administers our 1996 Equity Incentive Plan is comprised of Mr. McGuire and Dr. Formela. The Compensation Committee held one meeting in 2001, and acted by unanimous written consent on three occasions.

     The Nominating Committee, which reviews the qualifications of candidates and proposes nominees to serve as directors on our board and nominees for membership on our board committees, is comprised of Kari Stefansson and Mr. McGuire. The Nominating Committee does not currently consider nominees recommended by stockholders. The Nominating Committee held one meeting in 2001.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which consists of Mr. McGuire, as chairperson, Dr. Formela and Sir John reviews the results and scope of deCODE's annual audit and the services provided by deCODE's independent accountants. The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors.

     The members of the Audit Committee are not employees of deCODE and are not accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representation of the independent accountants included in its report on deCODE's financial statement. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent accountants do not assure that deCODE's financial statements are presented in accordance with generally accepted accounting standards, or that deCODE's independent accountants are in fact "independent."

     As part of its ongoing activities, the Audit Committee has:

     - Reviewed and discussed with deCODE's management the audited consolidated financial statements for the fiscal year ended December 31, 2001;

     - Discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

     - Received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in deCODE's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                          Respectfully submitted,

                                          Audit Committee

                                          Terrance G. McGuire
                                          Jean-Francois Formela
                                          Sir John Vane

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors, which consists of Mr. McGuire, as chairperson, and Dr. Formela, reviews and approves executive salaries and bonuses, administers the 1996 Equity Incentive Plan, as amended, and approves any other compensation benefits to executive officers. In addition, the Compensation Committee consults with management regarding benefit plans and is responsible for reviewing deCODE's overall compensation policies and practices.

COMPENSATION PHILOSOPHIES

     deCODE's executive compensation structure is designed to attract, retain and award executives capable of leading deCODE to meet its business objectives and to motivate executives to enhance long-term stockholder value.

     deCODE seeks to provide competitive salaries based upon individual performance together with cash bonuses, where appropriate, based on its overall performance relative to its corporate objectives, and the executive's individual contributions and teamwork. In addition, the Compensation Committee will typically grant stock options to an executive upon the commencement of the executive's employment in order to strengthen the interest between such executive and deCODE's stockholders and to give the executive the opportunity to reach the top compensation levels of the market depending upon deCODE's performance, as reflected in the market price of the common stock.

     In 2001, executive compensation for existing officers consisted solely of salary and a cash or stock bonus, except as described below with respect to Dr. Kari Stefansson. Each new officer also received a stock option. The following describes in more detail the elements of compensation, which are part of the Compensation Committee's policies.

BASE SALARIES

     Base salaries for executive officers are determined annually by reviewing three key areas: (1) the pay practices of companies of similar size, market capitalization and industry; (2) the skills and performance level of the individual executive relative to targeted performance criteria; and (3) deCODE's actual performance. The Chief Executive Officer reviews information about salary, bonus and stock awards in related industries. Based in part on this information, the Chief Executive Officer generally considers changes to existing base salaries, at levels comparable to those established by other emerging genomics and biopharmaceutical companies. Annual salary adjustments are made, if necessary, to maintain salaries at competitive levels, taking into account each officer's experience and individual performance, and to maintain an equitable relationship between executive officer salaries and overall salaries for other employees. Base salaries for new executive officers are determined with reference to such industry surveys and by evaluating the responsibilities of the position held and the experience of the individual.

CASH AND STOCK BONUSES

     Cash and stock bonuses are used on an exceptional basis to attract, retain and motivate executives. When bonus payments are made, the executive's bonus is based on deCODE's achievement of its major corporate objectives and the executive's achievement of individual objectives and the contribution of the executive to the overall success and achievements of deCODE and its management team. Several executive officers received cash or stock bonuses for their services in 2001.

STOCK OPTIONS

     The Compensation Committee believes that stock options are an excellent long-term incentive for executives that aligns executive and stockholder interests and assists in retention of key officers and employees. Stock options granted under deCODE's 1996 Equity Incentive Plan, as amended, generally vest over four years. The Compensation Committee has and may in the future determine to more closely link the vesting of stock options with an executive's achievement of a particular objective.

     When determining stock option awards, the Compensation Committee considers the executive's responsibilities and anticipated contributions to meeting deCODE's long-term strategic performance goals, his or her position with deCODE and industry practice in companies of similar size, market and capitalization. The direct link between the value of a stock option to an executive and an increase in the price of the common stock makes stock option awards an important method for aligning executive compensation with stockholder value.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Kari Stefansson's compensation is determined by the Compensation Committee without Dr. Stefansson's participation, based upon the same factors as those used by management for other executives. Dr. Stefansson participates in the same compensation arrangements available to the other senior executives. deCODE also provides Dr. Stefansson with housing in Reykjavik, Iceland as part of his compensation package. In addition, in accordance with executive compensation practice in Iceland, Dr. Stefansson is provided with an automobile. Accordingly, his compensation consists of an annual base salary, a potential cash bonus, housing and an automobile. The Compensation Committee's general approach in establishing Dr. Stefansson's compensation is to be competitive with the compensation paid to chief executive officers in peer companies, but to have a significant percentage of his compensation based upon performance criteria established by the Compensation Committee.

     Kari Stefansson's compensation for the year ended December 31, 2001 included $372,597 in salary, based on an exchange rate of 103.20 Icelandic kronas to U.S.$1.00. In determining the base salary in 2001, the Compensation Committee reviewed Dr. Stefansson's salary in relation to the salaries of other chief executive officers at emerging biopharmaceutical companies and deCODE's achievement of certain goals during 2000, including continued research and development efforts with respect to its product candidates and the achievement of research collaboration milestones and establishment of new collaborative relationships. The value of the housing and automobile provided to Dr. Stefansson in 2001 was $45,062 based on an exchange rate of 103.20 Icelandic kronas to U.S.$1.00.

DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended, which is referred to in this Proxy Statement as the Code, generally disallows a federal income deduction to public companies for certain compensation over $1,000,000 paid to the company's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee intends to review the potential effects of Section 162(m) periodically and intends to structure its stock option grants and certain other equity-based awards in a manner that is intended to avoid disallowances under
Section 162(m) of the Code unless the Compensation Committee believes that such compliance would not be in the best interests of deCODE or its stockholders.

                                          Respectfully submitted,

                                          Compensation Committee

                                          Terrance G. McGuire
                                          Jean-Francois Formela

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The current members of our Compensation Committee are Mr. McGuire and Dr. Formela each of whom served on the Compensation Committee of the Board of Directors during 2001. Mr. McGuire served as deCODE's assistant secretary from January 1998 until October 2000. Otherwise, no member of the Compensation Committee was at any time during 2001, or formerly, an officer or employee, and no member of the Compensation Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act of 1934, as amended. No executive officer has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of deCODE or a member of our Compensation Committee.

                           RELATIVE STOCK PERFORMANCE

     Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on our common stock to the cumulative total return of the Nasdaq Composite Index and the Nasdaq Biotechnology Index for the period commencing July 18, 2000 (the first day our common stock began trading on the Nasdaq National Market) and ended December 31, 2001.

                                  [LINE GRAPH]

                                                JULY 18, 2000    DECEMBER 31, 2000    DECEMBER 31, 2001
                                                -------------    -----------------    -----------------
deCODE........................................     $100.00             41.28                38.53
Nasdaq Comp...................................     $100.00             59.14                46.69
Nasdaq Biotech................................     $100.00             82.94                69.50

     The graph assumes $100 was invested on July 18, 2000 in our common stock and each of the indices, and that dividends were reinvested. No cash dividends have been declared on our common stock as of December 31, 2001. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock.

     The proceeding performance graph, the Compensation Committee report and the Audit Committee report contained in this Proxy Statement are not to be incorporated by reference into filings we have made or may make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate other filings we have made or may make under those statutes.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The name, age and position of each person who is currently serving as an executive officer (but not also as a director) is listed below, followed by summaries of their backgrounds and principal occupations. Executive officers are elected annually, and serve at the discretion of the Board of Directors.

NAME                                      AGE                   POSITION
----                                      ---                   --------
Hannes Smarason.........................  34    Executive Vice President and Senior
                                                Business Officer
Lance Thibault..........................  35    Chief Financial Officer and Treasurer
Kristjan Erlendsson.....................  52    Vice President, Clinical Collaborations
Hakon Gudbjartsson......................  36    Vice President, Informatics
Jeffrey Gulcher.........................  42    Vice President, Research and Development
Mark Gurney.............................  47    Vice President, Pharmaceutical Discovery
Michael Young...........................  50    Vice President, Business Development

     Hannes Smarason has served as our Executive Vice President and Senior Business Officer (formerly Senior Business and Finance Officer) since March 2000. From March 1999 to March 2000, he served as our Senior Vice President, Chief Business Officer and Treasurer, and, from January 1997 to March 1999, he served as our Chief Financial Officer and Vice President, Business Development. Before joining us, he worked with McKinsey & Co. in Boston from 1992 through December 1996 as a consultant. Mr. Smarason received his B.S. in Mechanical Engineering and Management from the Massachusetts Institute of Technology and his M.B.A. from the Massachusetts Institute of Technology Sloan School of Management.

     Lance Thibault joined deCODE in February 2001 and was elected to serve as our Chief Financial Officer and Treasurer in June 2001. Before joining us, he was a Director with the Global Capital Markets practice of PricewaterhouseCoopers in London, England. Mr. Thibault received a B.S. in Accountancy from Bentley College in 1988 and is a CPA.

     Kristjan Erlendsson, M.D. joined us in September 1998 to oversee collaboration projects and was elected to serve as our Vice President, Clinical Collaborations in March 1999. Since April 2002, Dr. Erlendsson has been in charge of the Icelandic Health Sector Database project at deCODE. From March 1996 to August 1998, he was Director of Hospital Affairs at Iceland's Ministry of Health and Social Security. Since 1988, Dr. Erlendsson has served as Executive Director of Medical Education at the University of Iceland. He has also been a Consultant in Internal Medicine, Allergy and Clinical Immunology at Landspitalinn University Hospital since 1985. Dr. Erlendsson received his M.D. from the University of Iceland in 1976, trained in internal medicine at the University of Connecticut-New Britain General Hospital from 1978 to 1981, and did a postdoctoral fellowship in allergy and clinical immunology at Yale University-Yale New Haven Hospital from 1981 to 1984.

     Hakon Gudbjartsson, Ph.D. has served as our Vice President, Informatics since March 2000. In 1996, Dr. Gudbjartsson joined us to direct our Department of Informatics. Dr. Gudbjartsson received his B.Sc. in electrical engineering in 1990 from the University of Iceland. He received his M.Sc. and Ph.D. in electrical engineering and computer science from the Massachusetts Institute of Technology in 1992 and 1996, respectively. Following his studies he performed post-doctoral research concerning magnetic resonance imaging at Brigham and Woman's Hospital in Boston until he joined us.

     Jeffrey Gulcher, M.D., Ph.D. has served as our Vice President, Research and Development since he co-founded the company in August 1996. Dr. Gulcher was on staff in the Department of Neurology at Beth Israel Hospital in Boston, Massachusetts and Harvard University Medical School from June 1993 to October 1998. Dr. Gulcher received his Ph.D. and M.D. from the University of Chicago in 1986 and 1990, respectively, and completed his neurology residency at the Longwood Program of the Neurology Department of the Harvard Medical School in 1996.

     Mark Gurney, Ph.D. joined us in August 2000 and was elected our Vice President, Pharmaceutical Discovery in October 2000. He was formerly Director, Genomics Research at Pharmacia Corporation. Prior to his positions at Pharmacia, Dr. Gurney held academic appointments in the Department of Pharmacological and Physiological Sciences at the University of Chicago and in the Department of Cell, Molecular and Structural Biology at the Northwestern University Medical School. He received his B.A. in Biology from the University of California at San Diego in 1975 and his Ph.D. from the California Institute of Technology in 1980. In 1994, he completed his M.B.A. at Northwestern University's Kellogg School of Management.

     Michael W. Young was elected to serve as our Vice President, Business Development in June 2001. Prior to joining deCODE, Mr. Young had been Vice President of Commercial Development for GTC, a subsidiary of Genzyme Corporation, since 1995. Mr. Young has held marketing, sales and business development positions with other emerging biotech and biopharm companies, including Millipore Corporation, Ventrex Laboratories, Verax Corporation and PerSeptive Biosystems. Subsequent to military service, Mr. Young completed his BA in biology from Canisius College in 1974, attended the University of Miami and Nova University (MS 1976) and attended graduate school at the Harvard University School of Public Health, Department of Nutrition.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services to us for each of the fiscal years ended December 31, 1999, 2000 and 2001 of those persons who served as (i) our chief executive officer during 2001 and (ii) our other four most highly compensated executive officers who were serving as such as of December 31, 2001 (the "Named Executive Officers"):

                                                                      LONG-TERM
                                                                    COMPENSATION
                                                                 -------------------
                                         ANNUAL COMPENSATION     STOCK OPTION AWARDS
                                        ---------------------     (NUMBER OF SHARES      ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR    SALARY(1)     BONUS      UNDERLYING OPTIONS)    COMPENSATION
---------------------------     ----    ---------    --------    -------------------    ------------
Kari Stefansson...............  2001    $372,597           --               --            $45,062(2)
  Chairman, President, Chief    2000     267,930           --               --             38,864(2)
  Executive Officer and         1999     304,551           --               --             43,686(2)
  Secretary
Hannes Smarason...............  2001     204,696           --               --                 --
  Executive Vice President      2000     125,896     $100,000               --                 --
  and Senior Business Officer   1999     146,597           --          260,000                 --
Jeffrey Gulcher...............  2001     203,096       69,445               --             12,215(2)
  Vice President, Research      2000     150,000       50,000               --                 --
  and Development               1999     162,323           --               --                 --
Mark Gurney(3)................  2001     148,714       65,000               --             10,498(2)
  Vice President,               2000      55,346           --               --              1,224(2)
  Pharmaceutical Discovery
Michael Young(4)..............  2001     137,083       48,500          100,000                 --
  Vice President, Business
  Development

---------------
(1) Includes compensation paid in Icelandic kronas. Figures reflect exchange rates of 103.20, 84.70 and 72.55 Icelandic kronas to $1.00, the exchange rates determined by the Central Bank of Iceland on December 31, 2001, 2000 and 1999, respectively.

(2) Includes the value of housing and an automobile provided by us for the benefit of the Named Executive Officer.

(3) Mr. Gurney was elected in October 2000.

(4) Mr. Young was elected in June 2001.

     The following table sets forth certain information concerning grants of stock options during the fiscal year ended December 31, 2001, to the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                       PERCENTAGE                                  POTENTIAL REALIZABLE VALUE AT
                        NUMBER OF       OF TOTAL                                      ASSUMED ANNUAL RATES OF
                        SECURITIES      OPTIONS                                     STOCK PRICE APPRECIATION FOR
                        UNDERLYING     GRANTED TO     EXERCISE OR                          OPTION TERM(1)
                         OPTIONS      EMPLOYEES IN    BASE PRICE     EXPIRATION    ------------------------------
NAME                     GRANTED      FISCAL 2001      PER SHARE        DATE            5%              10%
----                    ----------    ------------    -----------    ----------    ------------    --------------
Kari Stefansson.......         0           --               --             --              --                --
Hannes Smarason.......         0           --               --             --              --                --
Jeffrey Gulcher.......         0           --               --             --              --                --
Mark Gurney...........         0           --               --             --              --                --
Michael Young.........   100,000          8.7%           $7.42        6/19/11        $467,460        $1,179,780

---------------
(1) The dollar amounts under these columns are the result of calculations assuming that the price of common stock on the date of the grant of the option increases at the hypothetical 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of our stock price over the option term of 10 years.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF
                                                         SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                              SHARES                      UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                            ACQUIRED ON                   AT DECEMBER 31, 2001        AT DECEMBER 31, 2001(1)
                             EXERCISE       VALUE      --------------------------    --------------------------
NAME                            (#)        REALIZED    EXERCISABLE/ UNEXERCISABLE    EXERCISABLE/ UNEXERCISABLE
----                        -----------    --------    --------------------------    --------------------------
Kari Stefansson...........       0           --               0                0      $     0        $      0
Hannes Smarason...........       0           --               0                0            0               0
Jeffrey Gulcher...........       0           --               0                0            0               0
Mark Gurney...............       0           --          33,333           66,667            0               0
Michael Young.............       0           --          30,000           70,000       71,400         166,600

---------------
(1) Based on the closing price on the Nasdaq Stock Market at December 31, 2001 of $9.80.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of June 15, 2002, except as otherwise noted, regarding the beneficial ownership of our common stock by (i) each current director, (ii) each Named Executive Officer, (iii) all of our directors and executive officers as a group, and (iv) each person known to be the beneficial owner of more than five percent of the outstanding shares of the common stock.

                                                                AMOUNT AND             PERCENT OF
NAME AND ADDRESS                                                 NATURE OF             OUTSTANDING
OF BENEFICIAL OWNER                                       BENEFICIAL OWNERSHIP(1)    COMMON STOCK(2)
-------------------                                       -----------------------    ---------------
SAPAC Corporation Ltd(3)................................         4,483,334                 8.3%
  124 Grenzacherstrasse
  CH-4070 Basel
Kari Stefansson.........................................         3,125,292                 5.8%
  c/o deCODE genetics, Inc.
  Sturlugata 8
  Reykjavik, Iceland
Hannes Smarason.........................................           560,000                 1.1%
Jeffrey Gulcher.........................................           481,200                   *
Mark Gurney(4)..........................................            57,500                   *
Michael Young(5)........................................            43,333                   *
Jean-Francois Formela(6)................................         2,340,082                 4.4%
Terrance G. McGuire(7)..................................           888,412                 1.7%
Andre Lamotte(8)........................................           160,740                   *
Sir John Vane(9)........................................            60,000                   *
All directors and executive officers as a group (12
  persons)(10)..........................................         7,974,684                14.7%

---------------
  *   Comprises less than one percent of the outstanding common stock.

 (1) The number of shares beneficially owned by the individuals and entities listed in the table is determined in accordance with the rules of the United States Securities and Exchange Commission, and may not be conclusive as to ownership of those securities for any other purpose. Under those rules, an individual (or entity) is deemed to beneficially own shares of common stock as to which the individual currently has certain sole or shared powers or as to which the individual can acquire such powers within 60 days by the exercise of any option, warrant or other right. We have been advised that each stockholder listed in the table has sole voting and dispositive power with respect to such shares unless otherwise noted in the footnotes below.

 (2) Applicable percentage of ownership is based on 53,515,391 shares of common stock outstanding on June 15, 2002.

 (3) SAPAC is successor-in-interest to Roche Finance Ltd. Includes 4,066,667 shares of common stock and 416,667 shares of common stock issuable upon exercise of warrants owned by SAPAC. Roche Holdings Ltd exercises voting and investment control over the shares held by SAPAC.

 (4) Represents shares of common stock underlying options held by Mr. Gurney that were exercisable within 60 days of June 15, 2002.

 (5) Represents shares of common stock underlying options held by Mr. Young that were exercisable within 60 days of June 15, 2002.

 (6) Includes (a) 1,042,541 shares of common stock owned by Atlas Venture Fund II, L.P., and 125,000 shares of common stock issuable upon exercise of warrants owned by Atlas Venture Fund II, L.P., and (b) 1,042,541 shares of common stock owned by Atlas Venture Europe Fund B.V., and 125,000 shares of common stock issuable upon exercise of warrants owned by Atlas Venture Europe Fund B.V., a wholly owned subsidiary of Atlas InvesteringsGroep N.V., which is a limited partner in Atlas Venture Fund II L.P. The voting and investment discretion over the shares held by Atlas Venture Fund, II, L.P. is exercised by the general partners of Atlas Venture Associates, II, L.P., its sole general partner. Dr. Formela is a general partner of Atlas Venture Associates II, L.P. along with Barry J. Fidelman and Christopher J. Spray. Dr. Formela and the other general partners of Atlas Venture Associates II, L.P. disclaim beneficial ownership of all shares held by the foregoing funds, except to the extent of their proportionate pecuniary interests therein. The voting and investment discretion over the shares held by the Atlas Venture Europe Fund B.V. is exercised by the managing directors of AIG, Gerard H. Montanus and Hans Bosman.

 (7) Includes (a) 582,854 shares of common stock owned by Polaris Venture Partners, L.P. and 189,496 shares of common stock issuable upon exercise of warrants owned by Polaris Venture Partners, L.P., (b) 33,931 shares of common stock owned by Polaris Venture Partners Founders' Fund, L.P. and 11,337 shares of common stock issuable upon exercise of warrants owned by Polaris Venture Partners Founders' Fund, L.P., and (c) 70,794 shares of common stock held by Terrance McGuire TTEE, Terrance McGuire
      Trust -- 1999. Polaris Venture Management Co., L.L.C., the general partner of both Polaris Venture Partners, L.P. and Polaris Venture Partners Founders' Fund, L.P., exercises sole voting and investment power with respect to the shares held by the funds. Mr. McGuire is a member of Polaris Venture Management Co., L.L.C., and as such may be deemed to share voting and investment power for the shares held by the funds.

 (8) Includes 158,745 shares of common stock held by Medical Science II Co-Investment, L.P. and 1,995 shares of common stock held by Medical Science Management Co., Inc. Mr. Lamotte is the Managing General Partner of Medical Science II Co-Investment, L.P. and President of Medical Science Management Co., Inc.

 (9) Includes 30,000 shares of common stock and 30,000 shares of common stock issuable upon exercise of options held by Sir John.

(10) Includes an aggregate 614,791 of shares of common stock underlying warrants and stock options granted to all directors and executive officers as a group which will have vested within sixty days after June 15, 2002. Also contains 225,000 shares of common stock held by executive officers who are not named executive officers.

EMPLOYMENT AGREEMENTS

     At the time of commencement of employment, our executive officers generally receive offer letters specifying basic terms and conditions of their employment. We have entered into an employment agreement with Mr. Young which stipulates that if we terminate his employment other than for "cause": (a) we are required to make a lump sum severance payment to him equal to one year of his base salary then in effect; and (b) options to purchase the lesser of (i) 20,000 shares of our common stock or (ii) the number of shares of our common stock underlying his remaining unvested options, shall become immediately exercisable. Pursuant to the terms of his agreement, Mr. Young's base salary is $235,000 per year, and he is eligible for a bonus at the determination of the Compensation Committee.

     Our executive officers have signed agreements which require them to maintain the confidentiality of our information and to assign inventions to us. These agreements also prohibit these officers from competing with us during the terms of their employment and for two years thereafter by engaging in any capacity in any business which is, or on the date of termination of their employment was, competitive with our business.

DEFINED CONTRIBUTION BENEFITS

     In accordance with applicable Icelandic law, deCODE contributes to relevant pension organizations for personnel in Iceland. Certain other discretionary contributions may be made. Contributions are based on employee salaries paid and deCODE has no further liability in connection with these plans. Total contributions of $1,434,368 were made for the year ended December 31, 2001.

     Effective December 1, 2001, deCODE adopted a 401(k) plan (the "401(k) Plan") available to eligible full-time employees in the United States. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($11,000 in 2002) and have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan requires that we make additional matching contributions to the 401(k) Plan on behalf of participants in the 401(k) Plan at a rate of 50% of employee contributions up to a maximum of 6% of their base salary. deCODE made contributions of $773 in the year ended December 31, 2001. Contributions by employees to the 401(k) Plan and income earned on such contributions are not taxable to employees until withdrawn from the 401(k) Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1998 and August 1999, we granted to Hannes Smarason, our Executive Vice President and Senior Business Officer, options to purchase 300,000 and 260,000 shares of our common stock, respectively. Mr. Smarason exercised his options pursuant to an early exercise right. At the times of exercise, Mr. Smarason delivered to us promissory notes in the principal amounts of $59,700 and $1,462,240. Each of these promissory notes bore interest in the amount of six percent (6%) per annum. Mr. Smarason's promissory note in the principal amount of $59,700, as initially issued and as amended in March 1999, was due and payable on January 1, 2001. Such promissory note was amended and restated as of January 1, 2001 to provide that no additional interest would accrue following such date and to extend the term of the note to January 1, 2007. Mr. Smarason's other promissory note is due and payable on November 1, 2003. The shares that Mr. Smarason purchased in 1999 vest at the rate of 1/48 on the first day of each month, commencing December 1, 1999. As of June 15, 2002, the principal and accrued interest on the notes that Mr. Smarason delivered in 1998 and 1999 was $70,798 and $1,716,434.

     In January 1998, we granted to Hakon Gudbjartsson, our Vice President, Informatics, options to purchase 100,000 shares of our common stock. Dr. Gudbjartsson exercised his options pursuant to an early exercise right. At the time of exercise, Dr. Gudbjartsson delivered to us a promissory note in the principal amount of $19,900. The promissory note bears interest in the amount of six percent (6%) per annum. Dr. Gudbjartsson's promissory note, as initially issued and as amended in March 1999, was due and payable in October 2000. Such promissory note was amended and restated as of October 1, 2000, to provide that no additional interest would accrue following such date and to extend the term of the note to October 1, 2006. On May 27, 2002, we granted Dr. Gudbjartsson an additional loan of $201,218.18, payable on May 27, 2006. Dr. Gudbjartsson delivered to us a second promissory note in the principal amount of $201,218.18, which bears interest at a rate of six percent (6%) per annum. Both notes are secured by a pledge of all of Dr. Gudbjartsson's shares of deCODE stock. As of June 15, 2002, the principal and accrued interest on the notes that Dr. Gudbjartsson delivered in 1998 and 2002 were $23,371 and $201,855, respectively.

     In February 1998, we granted to Kristjan Erlendsson, our Vice President, Clinical Collaborations, options to purchase 125,000 shares of our common stock. Dr. Erlendsson exercised his options pursuant to an early exercise right. At the time of exercise, Dr. Erlendsson delivered to us a promissory note in the principal amount of $49,875. The promissory note bears interest in the amount of six percent (6%) per annum. Dr. Erlendsson's promissory note is due and payable in October 2002. On October 15, 2001, Dr. Erlendsson was granted an additional loan of $75,000, payable on October 15, 2002. He delivered to us a second promissory note in the principal amount of $75,000, which bears interest at a rate of six percent (6%) per annum. Both notes are secured by a pledge of all of Dr. Erlendsson's shares of deCODE stock. As of June 15, 2002, the principal and accrued interest on the notes that Dr. Erlendsson delivered in 1998 and 2001 were $64,071 and $78,088, respectively.

     Kari Stefansson, our Chairman, Chief Executive Officer and President, and Hannes Smarason our Executive Vice President and Senior Business Officer, are beneficial owners of 17.8% and 19.7%, respectively, of the outstanding shares of Prokaria ehf., an Icelandic company. In addition, Dr. Stefansson is Chairman of the Board, and Mr. Smarason is a director, of Prokaria. On October 2, 2000, Islensk erfdagreining ehf. and Prokaria entered into a research collaboration and license agreement on terms we believe to be no less favorable than those we could have obtained from an unrelated third party. Under the terms of the agreement, we sold certain intellectual property rights relating to thermophilic organisms, including a patent application, to Prokaria in exchange for cash, royalties on any revenues Prokaria may receive from the rights related to the patent application, and a non-transferable license regarding rights arising under the patent application during the term of the patent. In addition, we agreed to provide certain sequencing and advisory services to Prokaria in exchange for appropriate fees. During the fiscal year ended December 31, 2001, we recognized $322,021 in revenue with respect to such services.

                                   PROPOSAL 2

                              RATIFICATION OF THE
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     We have selected PricewaterhouseCoopers LLP, a member firm of the worldwide PricewaterhouseCoopers organization ("PricewaterhouseCoopers"), to serve as our independent accountants for the fiscal year ending December 31, 2002. If the stockholders do not ratify our selection of PricewaterhouseCoopers LLP, we may reconsider our selection. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for ratification.

     PricewaterhouseCoopers ehf., another member firm of PricewaterhouseCoopers which is based in Iceland, served as our independent accountants for the fiscal year ended December 31, 2001. We determined that it is now in our best interest to retain a member firm of PricewaterhouseCoopers which is based in the United States and therefore we selected PricewaterhouseCoopers LLP to serve as our independent accountants for the fiscal year ending December 31, 2002.

     Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting to respond to appropriate questions from our stockholders. They will be given the opportunity to make a statement if they wish to do so.

     We incurred the following fees with respect to the provision of the indicated professional services by PricewaterhouseCoopers:

AUDIT FEES

     We were billed aggregate fees of $507,840 with respect to professional services rendered by PricewaterhouseCoopers for (1) the audit of our annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2001, and (2) the review of the financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PricewaterhouseCoopers did not perform any financial information systems design, implementation or related services for us during the year ended December 31, 2001.

ALL OTHER FEES

     The aggregate fees billed for all other services rendered to us by PricewaterhouseCoopers during the fiscal year ended December 31, 2001 were $716,784, including fees of $185,941 for tax related services, $229,277 for merger and acquisition related services and $185,585 for accounting consultations.

     The Audit Committee has determined that the provision of non-audit related services is compatible with maintaining PricewaterhouseCooper's independence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS.

                                   PROPOSAL 3

                    APPROVAL OF AMENDMENT TO OUR AMENDED AND
               RESTATED CERTIFICATE OF INCORPORATION TO INCREASE
                THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK
                     FROM 60,000,000 TO 100,000,000 SHARES

     The Board of Directors has adopted a resolution recommending that the stockholders consider and adopt at the Annual Meeting an amendment to Section
4.1 of deCODE's Amended and Restated Certificate of Incorporation. The proposed amendment would increase the number of authorized shares of common stock from 60,000,000 to 100,000,000 shares.

     For the reasons described below, the Board of Directors believes that the proposed amendment is in the best interests of deCODE and its stockholders. If the amendment is approved, it will become effective upon the filing of a certificate of amendment to our certificate of incorporation with the Secretary of Delaware. The text of the proposed amended Section 4.1 is set forth below:

          4.1 Authorized Shares. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is One Hundred and Six Million, Seven Hundred and Sixteen Thousand, Six Hundred and Sixty-Six (106,716,666), One Hundred Million (100,000,000) shares of which will be Common Stock (the "Common Stock") and Six Million, Seven Hundred and Sixteen Thousand, Six Hundred and Sixty-Six (6,716,666) shares of which will be Preferred Stock (the "Preferred Stock"). The Preferred Stock will have a par value of one-tenth of one cent ($0.001) per share, and the Common Stock will have a par value of one-tenth of one cent ($0.001) for share.

     The Board of Directors believes that it is the best interests of deCODE to increase our authorized common stock in order to meet possible contingencies and opportunities for which the issuance of common stock may be deemed advisable. From time to time we have given, and in the future are likely to give, consideration to the feasibility of obtaining funds for appropriate corporate objective, such as advancement of our research and drug development programs, through the public or private sale of equity securities. The ability to issue additional shares of common stock in any future capital raising endeavor or expansion transaction, without the costs and delays incident to obtaining stockholder approval at the time of such issuance, is vital to our success in a competitive marketplace.

     We have no current plans and have not entered into any arrangements or understandings whereby we would be required to issue any of the additional shares of common stock for which authority is now sought. Purposes for which the additional shares of common stock could be issued include financing transactions, the acquisition of the shares or assets or other corporations, stock splits or dividends, dividend reinvestment programs and employee benefit plans.

     As of June 15, 2002, there were 53,515,391 shares of common stock issued and outstanding. We have reserved additional shares of common stock in connection with the exercise of outstanding warrants and the exercise of options granted under our 1996 Equity Incentive Plan. Additional shares will need to be reserved in the event that the 2002 Plan is approved. In the opinion of the Board of Directors, the remaining authorized and unissued shares of common stock are insufficient to meet our capital needs.

     The newly authorized shares of common stock, which will be identical to the shares of common stock presently authorized, may be issued for such consideration as will be authorized from time to time by the Board of Directors, subject to any required regulatory approvals, but without further action by the stockholders unless specifically required by applicable laws or rules of the Nasdaq Stock Market or any other exchange or market system on which the common stock is then traded. In connection with any issuance and sale of such shares, the number of shares to be issued and sold and the terms upon which they may be issued and sold will necessarily be determined by conditions existing at the time of such issuance and sale. Our stockholders do not have the preemptive right to subscribe on a pro-rata basis to any future issuance of shares. If we elect to issue additional shares of common stock, stockholders would not have any preferential right to purchase them, and their ownership would therefore be diluted.

     Although, the Board of Directors is not aware of any effort by any person to acquire control of deCODE, the authorized but unissued shares could be used to make it more difficult to effect a change in control, and thereby make it more difficult for stockholders to obtain an acquisition premium for their shares or remove incumbent management. Such shares could be used to create impediments for persons seeking to gain control of deCODE by means of a merger, tender offer, proxy contest or other means. For example, substantial dilution of a potential acquiring party could be achieved through private placement of securities with purchasers who might cooperate with the Board of Directors in opposing the potential acquiring party. The proposed amendment is not part of a plan by our Board of Directors to propose anti-takeover measures and the Board of Directors does not presently intend to propose anti-takeover measures in future proxy solicitations.

     In accordance with the Delaware General Corporation Law, the proposed amendment to our certificate of incorporation must be approved by the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 60,000,000 TO 100,000,000 SHARES.

                                   PROPOSAL 4

                   APPROVAL OF THE 2002 EQUITY INCENTIVE PLAN

     Due in part to the merger with MediChem Life Sciences, Inc, we have issued substantially all of the purchase available for grants under our 1996 Equity Incentive Plan. As a result, on June 25, 2002, the Board of Directors approved the deCODE genetics, Inc. 2002 Equity Incentive Plan (the "2002 Plan"), which is attached as Appendix A to this proxy statement, and directed that it be submitted for approval by our stockholders at the Annual Meeting.

DESCRIPTION OF THE 2002 EQUITY INCENTIVE PLAN

     Our directors, employees and consultants are eligible to receive options, stock bonuses and rights to purchase restricted stock pursuant to the terms of the 2002 Plan. We currently have four non-employee directors, approximately 750 employees (including eight executive officers) and several consultants. The Board believes that providing selected persons with an opportunity to invest in the common stock will give them additional incentive to increase their efforts on our behalf and will enable us to attract and retain the best available employees, directors and consultants. Stockholder approval of the 2002 Plan is being sought to satisfy Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") which requires stockholder approval of the 2002 Plan in order that options granted under the 2002 Plan may qualify as incentive stock options and thus be entitled to receive special tax treatment under the Code and to satisfy a requirement of the Nasdaq Stock Market which requires stockholder approval of stock option plans under which directors and officers may receive stock options.

ADMINISTRATION

     The Administrator of the 2002 Plan will be the Board of Directors, or a committee or subcommittee to which the Board of Directors or committee delegates the administration of the 2002 Plan. The Administrator will determine from time to time which of the persons eligible under the 2002 Plan will be granted stock awards; when and how each stock award will be granted; whether a stock award will be an incentive stock option, a nonqualified stock option, a stock bonus, a right to purchase restricted stock, or a combination of aforementioned; the provisions of each stock award granted (which need not be identical), including the time or times when a person will be permitted to receive stock pursuant to a stock award; and the number of shares with respect to which a stock award will be granted to each such person.

     The Administrator will also construe and interpret the 2002 Plan and stock awards granted under it, and establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the 2002 Plan or in any stock award agreement, in a manner and to the extent it will deem necessary or expedient to make the 2002 Plan fully effective.

ELIGIBILITY

     Incentive Stock Options may be granted only to employees. Stock awards other than Incentive Stock Options may be granted only to employees, directors or consultants.

SHARES SUBJECT TO THE 2002 PLAN

     Subject to the provisions of the 2002 Plan relating to adjustments upon changes in stock, the stock that may be issued pursuant to stock awards will not exceed 3,000,000 shares of the our common stock. If any stock award expires or otherwise terminates, for any reason, in whole or in part, without having been exercised in full, the stock not acquired under such stock award will revert to and again become available for issuance under the 2002 Plan. On July 15, 2002, the market value of our common stock was $3.30 per share.

OPTIONS

     Options granted under the 2002 Plan may be either incentive stock options as defined in Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to our employees and are subject to various limitations, including the following: (1) they may not be granted to an employee who at the time of grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of our stock, unless the exercise price of such option is at least one hundred and ten percent (110%) of the fair market value of the stock and the option is not exercisable after the expiration of five (5) years from the date of the grant, and (2) the exercise price per share will be not less than one hundred percent (100%) of the fair market value of the stock on the date the option was granted. In addition, no person will be eligible to be granted options covering more than one million (1,000,000) shares of the our common stock in any calendar year.

     Each option will be in such form and will contain such terms and conditions as the Administrator deems appropriate. The exercise price of an option is determined by the Administrator, subject to the applicable provisions of the Code, as discussed above. The term will be stated in the agreement granting each option, provided that no option may be exercisable after the expiration of ten years from the date it is granted. An option will be deemed to be exercised when written notice of the exercise has been given to us in accordance with the terms of the applicable agreements by the person entitled to exercise the option and we have received full payment for the shares. Full payment may consist of any consideration and method of payment allowable under the terms of the 2002 Plan, including payment in cash or, at the discretion of the Administrator, deferred payment. Incentive Stock Options may not be sold or otherwise transferred other than by will or by the laws of descent and distribution and during the lifetime of the recipient of the options will be exercisable only by such recipient. An option may, but need not, include provisions whereby (1) the optionee may have the right to early exercise prior to full vesting, (2) we may have a right of first refusal upon receiving notice of optionee intent to exercise, and/or (3) the optionee will have a re-load option when exercising an option with the surrender of shares of common stock.

     The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments, which will become exercisable over time. Options granted by the Company may be repriced from time to time. The Administrator, with the consent of the affected holders of the options, may cancel options that have been granted and issue new options in accordance with the 2002 Plan.

RESTRICTED STOCK AND STOCK BONUSES

     The purchase price of a right to purchase restricted stock is determined by the Administrator, and will be paid either in cash at the time of purchase or, at the discretion of the Administrator, according to an acceptable deferred payment arrangement, or in any other form of legal consideration that may be acceptable. Restricted stock may be awarded with no purchase price in consideration for past services actually rendered to us or for our benefit by the recipient.

     Shares of stock awarded as stock bonuses or sold under a right to purchase restricted stock may, but need not be, subject to a repurchase option in accordance with a vesting schedule to be determined by the Administrator. Rights under a stock bonus award or restricted stock purchase agreement will be transferable by the recipient only upon such terms and conditions as are set forth in the applicable stock award agreements so long as the shares awarded under such stock award agreements remain subject to the terms of that agreement. In the event that the award recipient's continuous status as an employee, director or consultant terminates, we may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement.

MISCELLANEOUS

     The Administrator will have the power to accelerate the time at which a stock award may first be exercised or the time during which a stock award or any part thereof will vest pursuant to this Plan, notwithstanding the provisions in the stock award stating the time at which it may first be exercised or the time during which it will vest.

ADJUSTMENTS UPON CHANGES IN STOCK

     If any change is made in the stock subject to the 2002 Plan, or subject to any stock award (through merger, consolidation, reorganization, stock dividend, stock split or similar events), the 2002 Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to award to any person during any calendar year, and the outstanding stock awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding stock awards.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary discusses certain of the United States federal income tax consequences associated with stock options or awards granted under the 2002 Plan. This description of tax consequences is based upon present federal tax laws and regulations and does not purport to be a complete description of the federal income tax consequences applicable to an optionee under the 2002 Plan. Accordingly, each optionee should consult with his or her own tax advisor regarding the federal, state and local tax consequences of the grant of a stock option or award and any subsequent exercise.

     There are no federal income tax consequences associated with the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the optionee generally must recognize ordinary compensation income (taxable at ordinary income rates) equal to the "spread" between the exercise price and the fair market value of our common stock on the date of exercise. At the time of the sale of the shares of common stock acquired pursuant to the exercise of a nonqualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if applicable holding period requirements are satisfied.

     There will be no regular federal income tax liability upon the grant or exercise of an incentive stock option. However, the "spread" between the exercise price and the fair market value of our common stock on the date of exercise will be treated as an adjustment to income for federal alternative minimum tax purposes and may subject the optionee to the alternative minimum tax in the year of exercise. Any gain realized on disposition of shares purchased upon exercise of an incentive stock option will be treated as long-term capital gain for federal income tax purposes if such shares are held for at least twelve months after the date of the issuance of the shares pursuant to the exercise of the incentive stock option and at least two years after the date of grant of the incentive stock option. If the shares are disposed of within twelve months after the date of issuance of the shares or within two years after the date of grant of the incentive stock option, the optionee will recognize ordinary compensation income (taxable at ordinary income rates) in the amount of the lesser of (1) the disposition price of the stock over exercise price of the incentive stock option, or (2) fair market value of such shares on the date of exercise over the exercise price of the option, plus capital gain to the extent, if any, that the disposition price exceeds the fair market value of such shares on the date of exercise.

     Generally, a recipient of a stock award consisting of a stock bonus will recognize ordinary income at grant equal to the fair market value of the shares at the time of grant. If, however, the shares are subject to a substantial risk of forfeiture, the fair market value of the shares will be subject to income tax upon the termination or such risk in the same manner as other compensation. Gain or loss from subsequent sales of shares will be treated as short-term or long-term capital gain or loss depending on the holding period for such shares, and taxed accordingly.

     A stock award consisting of a right to purchase restricted stock will not be subject to U.S. federal income taxation at grant. Instead, the recipient generally must recognize ordinary compensation income equal to the "spread" between the purchase price and the fair market value of the restricted stock on the date the stock is purchased. If, however, the shares are subject to a substantial risk of forfeiture, the recipient will recognize ordinary compensation on the date of termination of such risk equal to the difference between the purchase price and the fair market value of the stock on the date such risk terminates. Gains or losses from subsequent sales of such shares will be treated as short-term or long-term capital gains or loss depending on the holding period for such shares, and taxes accordingly.

     The exercise of any stock award under the 2002 Plan is conditioned on the optionee's paying or making adequate provision for any tax required by any governmental authority to be withheld and paid over by us to such governmental authority for the account of such person with respect to such options and the exercise thereof. To the extent compensation income is recognized by an optionee in connection with the exercise of a nonqualified stock option or a "disqualifying disposition" of stock obtained upon exercise of an incentive stock option, we generally would be entitled to a matching compensation deduction (assuming the requisite withholding requirements are satisfied).

                            NEW PLAN BENEFITS TABLE

     The benefits that will be received or allocated, or would have been received or allocated for the last completed fiscal year if the 2002 Plan had been in effect, are not determinable. If the 2002 Plan is approved by our stockholders, the Administrator will determine, on an individual basis, the amount and type of awards to be granted to participants in the 2002 Plan.

             INFORMATION REGARDING PLANS AND OTHER ARRANGEMENTS NOT SUBJECT TO SECURITY HOLDER ACTION IN THIS PROXY STATEMENT

     The following table sets forth information concerning the number of outstanding options, the weighted average exercise price of those securities and the number of securities remaining to be granted under existing equity plans, whether approved or not approved by security holders, as of December 31, 2001. The purpose of this table is to illustrate the potential dilution that could occur from past and future equity grants.

                                    NUMBER OF SECURITIES                             NUMBER OF SECURITIES
                                        TO BE ISSUED          WEIGHTED-AVERAGE      REMAINING AVAILABLE FOR
                                      UPON EXERCISE OF       EXERCISE PRICE OF       FUTURE ISSUANCE UNDER
                                    OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,        EXISTING EQUITY
PLAN CATEGORY                       WARRANTS AND RIGHTS     WARRANTS AND RIGHTS       COMPENSATION PLANS
-------------                       --------------------    --------------------    -----------------------
Equity compensation plans approved
  by security holders(1)..........       1,919,604                 $9.97                    950,188
Equity compensation plans not
  approved by security holders....             N/A                   N/A                        N/A
     Total........................       1,919,604                 $9.97                    950,188

---------------
(1) Includes the deCODE genetics, Inc. 1996 Equity Incentive Plan. Does not include the 2002 Plan for which stockholder approval is sought at the Annual Meeting.

     In accordance with the Delaware General Corporation Law, the 2002 Plan must be approved by the affirmative vote of the majority of shares of common stock represented at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPROVAL OF THE DECODE GENETICS, INC. 2002 EQUITY INCENTIVE PLAN.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Based solely upon our review of the copies of such Forms 3 and 4 we have received during the most recent fiscal year and Form 5 and amendments thereto furnished to us, we believe that all of our directors, officers and greater than 10% stockholders, have timely filed all required reports.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Annual Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

     The accompanying proxy is being solicited by our Board of Directors. We will bear all costs of the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by our regular employees, either personally or by telephone or telegraph. We intend to request banks and brokers holding shares of our common stock to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. We will reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners. We expect to retain Corporate Investor Communications, Inc. to aid in the solicitation, at an estimated cost of $7,000.

     The information in this Proxy Statement refers to deCODE genetics, Inc., a Delaware corporation, its wholly-owned subsidiaries, Islensk erfdagreining ehf., and MediChem Life Sciences, Inc., and their wholly-owned subsidiaries.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

     WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF OUR STOCKHOLDERS OF RECORD ON JULY 24, 2002, UPON WRITTEN REQUEST MADE TO TANYA ZHAROV AT OUR OFFICES LOCATED AT STURLUGATA 8, IS-101 REYKJAVIK, ICELAND OR KRISTI LANIER AT OUR OFFICES LOCATED AT 1000 WINTER STREET, SUITE 3100, WALTHAM, MASSACHUSETTS 02451. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

                                          By Order of the Board of Directors,

                                          KARI STEFANSSON,
                                          Chairman, Chief Executive Officer
                                          and President

Dated: July 29, 2002

                                                                      Appendix A
                              DECODE GENETICS, INC.

                           2002 EQUITY INCENTIVE PLAN

                              ADOPTED JUNE 25, 2002

                  FOR STOCKHOLDER APPROVAL ON AUGUST 30, 2002



1.          PURPOSES.

            The purpose of the plan is to promote long-term growth and profitability of the Company and its affiliates by providing a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the Stock of the Company through the granting of (i) Incentive Stock Options,
(ii) Nonqualified Stock Options, (iii) Stock Bonuses, and (iv) rights to purchase Restricted Stock, all as defined below.

            The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.          DEFINITIONS.

            (a) "ADMINISTRATOR" means the Board or a Committee or subcommittee to which the Board or a Committee delegates the administration of the Plan as provided in subsection 3(c).

            (b) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

            (c) "BOARD OF DIRECTORS" AND "BOARD" mean the board of directors of the Company.

            (d) "CAUSE" for purposes of the Plan, shall have the same meaning ascribed to it in a person's employment, consulting or other agreement with the Company; or in the absence thereof shall mean: (a) gross or habitual failure to perform the person's assigned duties that is not corrected within fifteen (15) days of written notice to such person thereof; or (b) misconduct, including, but not limited to: (i) conviction of a crime, or entry of a plea of nolo contendere with regard to a crime, involving moral turpitude or dishonesty, (ii) illegal drug use or alcohol abuse on Company premises or at a Company sponsored event,
(iii) conduct by the person which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve, (iv) participation in a fraud or act of dishonesty against the Company, or (v) intentional, material violation by the person of any contract between the person and the Company or of any statutory duty of the person to the Company.

            (e) "CODE" means the Internal Revenue Code of 1986, as amended.

            (f) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

            (g) "COMPANY" means deCODE genetics, Inc., a Delaware corporation.

            (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

            (i) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the person's service with the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Administrator or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

            (j) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to Stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

            (k) "DIRECTOR" means a member of the Board.

            (l) "DISABILITY" shall have the meaning ascribed to it in a person's employment, consulting or other agreement with the Company; or, in the absence thereof, as defined in Section 22(e)(3) of the Code.

            (m) "EMPLOYEE" means any person, including an Officer or Director, who is employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (o) "FAIR MARKET VALUE" means, as of any date, the value of the Stock determined as follows:

                        (1) If the principal market for the Stock is a national securities exchange or the Nasdaq stock market, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on such principal exchange or market for the last market trading day prior to such date as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                        (2) If the principal market for the Stock is not a national securities exchange or the Nasdaq stock market, its Fair Market Value shall be the average between the high and low asked prices for the Stock as reported on the Nasdaq OTC Bulletin Board or by the National Quotation Bureau, Incorporated or a comparable service for the last market trading day prior to such date; or

                        (3) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

            (p) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive Stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (q) "NONQUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

            (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (s) "OPTION" means a stock option granted pursuant to the Plan.

            (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

            (u) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

            (v) "PLAN" means this 2002 Equity Incentive Plan.

            (w) "RECIPIENT" means a person to whom a Stock Bonus or right to purchase Restricted Stock is granted pursuant to the Plan.

            (x) "RESTRICTED STOCK" means Stock issued in connection with a Restricted Stock Award.

            (y) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

            (z) "SECURITIES ACT" means the Securities Act of 1933, as amended.

            (aa) "STOCK" means the common stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 11.

            (bb) "STOCK AWARD" means any right granted under the Plan, including any Option, any Stock Bonus, and any right to purchase Restricted Stock.

            (cc) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

            (dd) "STOCK BONUS" means the stock bonus granted under the Plan.

3.          ADMINISTRATION.

            (a) The Plan shall be administered by the Board or a Committee or subcommittee constituted as provided in subsection 3(c) hereof.

            (b) The Administrator shall have the power and authority to establish, amend, and revoke rules and regulations for the administration of the Plan. All decisions, determinations and interpretations of the Administrator shall be final and binding. Specifically, the Administrator shall have the power, subject to, and within the limitations of, the express provisions of the
Plan:

                        (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonqualified Stock Option, a Stock Bonus, a right to purchase Restricted Stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

                        (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. If the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of Stock Awards in jurisdictions outside the United States, the Administrator will have the authority and discretion to modify those restrictions as the Administrator determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

                        (3) To amend the Plan or a Stock Award as provided in
Section 12.

                        (4) To buy out for a payment in cash or Stock, a Stock Award previously granted, based on such terms and conditions as the Administrator shall establish and the Stock Award recipient shall accept.

                        (5) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

            (c) The Board may delegate the administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"). If the administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more members of the Committee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee or a subcommittee at any time and revest in itself the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, if Stock Awards are to be awarded to persons who (1) are then subject to Section 16 of the Exchange Act and/or (2) are either (i) then Covered Employees and are expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) persons with respect to whom the Company wishes to comply with
Section 162(m) of the Code, the Committee or subcommittee granting such Stock Awards shall be comprised, and the Stock Awards shall be granted and all transactions related thereto undertaken, in such a manner as to satisfy the requirements of Rule 16b-3 (or any successor rule) and Section 162(m) of the Code, and the rules thereunder.

4.          SHARES SUBJECT TO THE PLAN.

            (a) Subject to the provisions of Section 11 relating to adjustments upon changes in Stock, the Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Three Million (3,000,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Stock covered by a Stock Award are not delivered because they are used to satisfy applicable tax withholding requirements or to pay the exercise price of the Stock Award, the Stock not acquired or delivered under such Stock Award shall revert to and again become available for issuance under the Plan.

            (b) The Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.          ELIGIBILITY.

            (a) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

            (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

            (c) Subject to the provisions of Section 11 relating to adjustments upon changes in Stock, no person shall be eligible to be granted Options covering more than one million (1,000,000) shares of the Company's Stock in any calendar year.

6.          OPTIONS.

            Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

            (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

            (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. The exercise price of each Nonqualified Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted unless the Administrator, in its sole discretion, fixes a different price, which may be more or less than the Fair Market Value of the Stock on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonqualified Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            (c) CONSIDERATION. The purchase price of Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised, or (ii) if determined by the Administrator prior to exercise of the Option, (A) by delivery to the Company (either by actual delivery or by attestation) of shares of Stock of the Company with a Fair Market Value, determined as of the day of the exercise, equal to the purchase price of the Stock, (B) according to a deferred payment arrangement, except that payment of the Stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Stock of the Company with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Administrator. In addition, the Administrator may permit the holder of an Option to pay the purchase price upon exercise of the Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire purchase price and any tax withholding obligations resulting from the exercise.

            In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

            (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonqualified Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonqualified Stock Option, as the Administrator shall determine in its discretion, except that each Nonqualified Stock Option may be transferred by the Optionee to the spouse, children (including adoptive relationships), lineal ancestors and lineal descendants of the Optionee (or to a trust or other entity created solely for the benefit of the Optionee and the foregoing persons) or to an organization exempt from taxation pursuant to Section 501(c)(3) of the Code or to which tax deductible charitable contributions may be made under Section 170 of the Code (excluding such organizations classified as private foundations under applicable regulations and rulings). The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

            (e) VESTING. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions at the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

            (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on (A) the earliest of (i), in the case of an Employee or Director, the date three (3) months after the termination of the person's Continuous Status as an Employee or Director or such other date as is specified in the Option Agreement, (ii) in the case of a Consultant, the date of the termination of the person's Continuous Status as a Consultant or such other date as is specified in the Option Agreement, (iii) the date of termination of such person's Continuous Status as an Employee, Director or Consultant if such termination is for Cause or is the result of a voluntary termination by such person prior to a date specified in the Option Agreement, (iv) the date of termination of such person's Continuous Status as an Employee, Director or Consultant if after such termination the person competes with, or provides services for or acquires an ownership interest in any business which competes with, the Company or the person disparages the Company, or (v) the expiration of the term of the Option as set forth in the Option Agreement, or (B) such other date as is determined by the Administrator at any time prior to exercise of the Option. If, at the time of termination of such person's Continuous Status as an Employee, Director or Consultant, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination of such person's Continuous Status as an Employee, Director or Consultant, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

            (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

            (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, or by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of
(i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

            (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to repurchase by the Company or to any other restriction the Administrator determines to be appropriate.

            (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Administrator to make or not to make grants of Options hereunder, the Administrator shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% Stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

            Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Administrator may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 13(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the limits on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Administrator may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.          STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

            Each Stock Bonus or Restricted Stock purchase agreement shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of Stock Bonus or Restricted Stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or Restricted Stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

            (a) PURCHASE PRICE; CONSIDERATION. The purchase price under each Restricted Stock purchase agreement shall be such amount as the Administrator shall determine and designate in such Stock Award Agreement. The purchase price of Stock acquired pursuant to a Restricted Stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Administrator, according to a deferred payment arrangement, except that payment of the Stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person to whom the Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion. The Administrator may determine that eligible participants in the Plan may be awarded Stock pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

            (b) TRANSFERABILITY. Rights under a Stock Bonus or Restricted Stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, or as the Administrator shall determine in its discretion, so long as Stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

            (c) VESTING. Shares of Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator and set forth in the Stock Bonus or Restricted Stock purchase agreement.

            (d) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Recipient's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Stock held by that person which have not vested as of the date of termination under the terms of the Stock Bonus or Restricted Stock purchase agreement between the Company and such person.

8.          CANCELLATION AND RE-GRANT OF OPTIONS.

            (a) The Administrator shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% Stockholder (as described in subsection 5(b)) receiving a new grant of any Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value per share of Stock on the new grant date. Notwithstanding the foregoing, the Administrator may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

            (b) Shares subject to an Option canceled under this Section 8 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 8, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 8(b) shall be applicable only to the extent required by Section 162(m) of the Code.

9.          COVENANTS OF THE COMPANY.

            (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Stock required to satisfy such Stock Awards.

            (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act, either the Plan, any Stock Award or any Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.         USE OF PROCEEDS FROM STOCK.

            Proceeds from the sale of Stock pursuant to Stock Awards shall constitute general funds of the Company.

11.         ADJUSTMENTS UPON CHANGES IN STOCK.

            (a) If any change is made in the Stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, Stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Administrator may appropriately adjust the (i) Plan with respect to the type(s) and maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and (ii) the outstanding Stock Awards with respect to the type(s) and number of securities and price per share of Stock subject to such outstanding Stock Awards, in each case so as to preserve the benefits or potential benefits of Stock Awards. The Administrator's determinations regarding such adjustments shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".

            (b) In the event of a dissolution, liquidation or sale of all or substantially all of the assets of the Company, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

            (c) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; then: (i) any surviving or acquiring corporation or other entity shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the Stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan, or (ii) in the event any surviving or acquiring corporation or other entity refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

12.         AMENDMENT OF THE PLAN AND STOCK AWARDS.

            (a) The Administrator at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Stock, no amendment shall be effective unless approved by the Stockholders of the Company within twelve (12) months before or after the adoption of the amendment if the amendment will:

                        (i) Increase the number of shares reserved for Stock Awards under the Plan;

                        (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires Stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the
Code); or

                        (iii) Modify the Plan in any other way if such modification requires Stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

            (b) The Company may in its sole discretion submit any other amendment to the Plan for Stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

            (c) It is expressly contemplated that the Administrator may amend the Plan in any respect the Administrator deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

            (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

            (e) The Administrator at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

13.         MISCELLANEOUS.

            (a) The Administrator shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e) or 7(d), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

            (b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for the exercise of the Stock Award pursuant to its terms.

            (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company's Board of Directors and/or the Company's Stockholders to remove any Director as provided in the Company's By-Laws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

            (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

            (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d) or 7(b), as a condition of exercising or acquiring Stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the Stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on Stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

            (f) All distributions of Stock under the Plan are subject to withholding of all applicable taxes and the Administrator may condition delivery of Stock or any other benefits under the Plan on satisfaction of applicable withholding obligations. If the holder of an Incentive Stock Option makes a disposition of shares acquired upon the exercise of the Incentive Stock Option within either two years after the Option was granted or one year after its exercise, such holder shall promptly notify the Company and the Company shall have the right to require the holder to pay to the Company an amount sufficient to satisfy tax withholding requirements. To the extent provided by the terms of a Stock Award Agreement or permitted by the Administrator, the person to whom a Stock Award is granted may satisfy any tax withholding obligation relating to the exercise or acquisition of Stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Stock otherwise issuable to the participant as result of the exercise or acquisition of Stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the Stock of the Company.

            (g) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 and shall be construed to the fullest extent possible in a manner consistent with this intent). To the extent that any Stock Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Administrator in order to comply.

14.         TERMINATION OR SUSPENSION OF THE PLAN.

            (a) The Administrator may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

            (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

15.         EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Administrator, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the Stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.

                              DECODE GENETICS, INC.

          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
               2002 ANNUAL MEETING OF STOCKHOLDERS-AUGUST 30, 2002

        The undersigned hereby appoints Kari Stefansson, Hannes Smarason and Tanya Zharov, and each of them, with full power of substitution, for and in the name of the undersigned, to vote all shares of common stock, par value U.S. $.001 per share, of deCODE genetics, Inc. a Delaware corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the 2002 Annual Meeting of Stockholders, to be held at the Bay Colony Conference Center, 1100 Winter Street, Suite 1000, Center Entrance, 1st Floor, Waltham, Massachusetts, on Friday, August 30, 2002 at 9:00 A.M. Eastern Daylight Savings time and at any adjournment or postponement thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement dated July 29, 2002, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this card and upon any other business that may properly come before the meeting or any adjournment thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting.

        This proxy is being solicited by the Board of Directors of deCODE genetics,Inc. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4, AND, WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE. (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON REVERSE SIDE)

                                 deCODE genetics, Inc.
                                 c/o P.O. BOX 11229
                                 NEW YORK, N.Y. 10203-0229

                           - DETACH PROXY CARD HERE -
--------------------------------------------------------------------------------

          PLEASE SIGN, DATE AND RETURN                 [X]
[ ]       THIS PROXY CARD IN THE
          ENCLOSED POSTAGE PREPAID           VOTES MUST BE INDICATED
          ENVELOPE.                          (X) IN BLACK OR BLUE INK.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 and 4.

1.  Election of Directors

    FOR the nominee      [ ]        WITHHOLD AUTHORITY to vote        [ ]
    listed below                    for the nominee listed below


NOMINEE: Class I - Sir John Vane
                                                      FOR     AGAINST   ABSTAIN

2.  Ratification of the selection of
    PricewaterhouseCoopers LLP
    to serve as the Company's independent
    accountants for the year ending
    December 31, 2002.                                [ ]       [ ]      [ ]

3.  Approval of amendment to the Corporation's
    Certificate of Incorporation, increasing the
    authorized Common Stock from 60,000,000 to
    100,000,000 shares.                               [ ]       [ ]      [ ]

4.  Approval of the deCODE genetics, Inc.
    2002 Equity Incentive Plan.                       [ ]       [ ]      [ ]


      I/WE PLAN TO ATTEND THE MEETING                                    [ ]

      To change your address, please mark this box.                      [ ]

      To include any comments, please mark this box.                     [ ]


[ SCAN LINE ]


NOTE: Please date and sign this proxy card exactly as your name appears hereon. In the case of joint owners, each joint owner should sign. When signing in a fiduciary or representative capacity, please give your full title. If this proxy card is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person.



Date         Share Owner sign here                 Co-Owner sign here
-------------------------------------           --------------------------------

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